UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2005
UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(623) 445-9500
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 8, 2005, Michael R. Eisenson advised the Board of Directors of Universal Technical Institute, Inc. (the “Company”) of his desire to resign from the Board effective upon the earlier of the identification of his successor by the Company’s Nominating and Corporate Governance Committee or the date of the Company’s next Annual Meeting of Shareholders, which is scheduled for February 28, 2006. Mr. Eisenson cited the strength of the Company's Board, and his commitments as a board member of a number of public and private corporations, as the primary reasons for his decision to resign from the Company’s Board at this time.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.
Date: December 14, 2005	By:	/s/ Chad A. Freed
	Name:	Chad A. Freed
	Title:	Senior Vice President and General Counsel